EXHIBIT 3.6

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
In re:                                       Chapter 11

EPIC RESORTS MANAGEMENT, LLC                 Case No. 01-11182 (MFW)

                         Debtor.
-----------------------------------
In re:                                       Chapter 11

EPIC RESORTS-PALM SPRINGS                    Case No. 01-11183 (MFW)
MARQUIS VILLAS, LLC,

                        Debtor.
-----------------------------------

                      ORDER UNDER FED. R. BANKR. P. 1015(a)
                     DIRECTING JOINT ADMINISTRATION OF CASES

     Upon the Motion (the "Motion"), dated January 18, 2002, of the above-captioned debtors (the "Debtors") for an Order under Fed. R. Bankr. P. 1015(b) consolidating for procedural purposes only, and providing for joint administration of, the Debtors' Chapter 11 cases with that of Epic Capital Corporation; and the Court having reviewed the Motion; and the Court having determined that the relief requested in the Motion is in the best interest of the Debtors, their estates, their creditors and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby

     ORDERED, that the Motion is granted, and the Debtors' cases are consolidated for procedural purposes only and shall be jointly administered by the Court with the case of Epic Capital Corporation, Case No. 01-2458 (MFW); and it is further

     ORDERED, that the caption of the jointly administered case shall read as follows:

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


-----------------------------------
In re:                                       Chapter 11

EPIC CAPITAL CORPORATION, et al.             Case No. 01-2458 (MFW)

                         Debtors.            Jointly Administered
-----------------------------------

, and it is further

     ORDERED, that a docket entry shall be made in each of the Debtors' cases noting that an Order has been entered in this case directing the procedural consolidation and joint administration of the Debtors' cases and that the docket in Case No. 01-2458 (MFW) should be consulted for all matters affecting this case.

Dated:  Wilmington, Delaware
        February 6, 2002

                                              /s/ Mary F. Walrath
                                              --------------------------------
                                              MARY F. WALRATH
                                              UNITED STATES BANKRUPTCY JUDGE

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
In re:                                       Chapter 11

EPIC RESORTS MANAGEMENT, LLC                 Case No. 01-11182 (MFW)

                         Debtor.
-----------------------------------
In re:                                       Chapter 11

EPIC RESORTS-PALM SPRINGS                    Case No. 01-11183 (MFW)
MARQUIS VILLAS, LLC,

                        Debtor.
-----------------------------------


                      ORDER UNDER FED. R. BANKR. P. 1015(a)
                     DIRECTING JOINT ADMiNISTRATION OF CASES

     Upon the Motion (the "Motion"), dated January 18, 2002, of the above-captioned debtors (the "Debtors") for an Order under Fed. R. Bankr. P. 1015(b) consolidating for procedural purposes only, and providing for joint administration, of, the Debtors' Chapter 11 cases with that of Epic Capital Corporation; and the Court having reviewed the Motion; and the Court having determined that the relief requested in the Motion is in the best interest of the Debtors, their estates, their creditor and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby

     ORDERED, that the Motion is granted, and the Debtors' for cases are consolidated for procedural purposes only and shall be jointly administered by the Court with the case of Epic Capital Corporation, Case No. 01-2458
(MFW); and it is further

     ORDERED, that the caption of the jointly administered case shall read as follows:

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


-----------------------------------
In re:                                       Chapter 11

EPIC CAPITAL CORPORATION, et al.             Case No. 01-2458 (MFW)

                         Debtors.            Jointly Administered
-----------------------------------


, and it is further

     ORDERED, that a docket entry shall be made in each of the Debtors' cases noting that an Order has been entered in this case directing the procedural consolidation and joint administration of the Debtors' cases and that the docket in Case No. 01-2458 (MFW) should be consulted for all matters affecting this case.

Dated:  Wilmington, Delaware
        February 6, 2002

                                              /s/ Mary F. Walrath
                                              --------------------------------
                                              MARY F. WALRATH
                                              UNITED STATES BANKRUPTCY JUDGE